OFFICE OF THE UNITED STATES TRUSTEE
                                                 EXHIBIT 99.1

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In re: First Alliance Corporation, a Delaware Corporation,              DEBTOR IN POSSESSION OPERATING REPORT
Debtor                                                                  Report Number: 2
                                                                        For the period FROM: 5/01/00
Chapter 11 case No: SA00-12371-LR                                                        TO: 5/31/00
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1. Profit and loss Statement (Accrual Basis Only)
  A.      Related to Business operations:
          Gross Sales                                         $0.00
                                                          --------------
          Less: Sales Returns or Discounts                    $0.00
                                                          --------------
                    Net Sales                                               $0.00
                                                                        --------------

          Less: Cost of Goods Sold:
          Beginning Inventory at Cost                         $0.00
                                                          --------------
          Add: Purchases                                      $0.00
                                                          --------------
          Less: Ending Inventory at Cost                      $0.00
                                                          --------------
                    Cost of Goods Sold                                      $0.00
                                                                        --------------
                            Gross Profit                                                  $0.00
                                                                                      ---------------
                            Other Operating Revenue                                       $0.00
                                                                                      ---------------


          Less: Operating Expenses:
          Officer Compensation                                $0.00
                                                          --------------
          Salaries and Wages - Other Employees                $0.00
                                                          --------------
                    Total Salaries and Wages                                $0.00
                                                                        --------------
                    Employee Benefits and Pensions                          $0.00
                                                                        --------------
          Payroll Taxes                                       $0.00
                                                          --------------
          Real Estate Taxes                                   $0.00
                                                          --------------
          Federal and State Income Taxes                      $0.00
                                                          --------------
                    Total Taxes                                             $0.00
                                                                        --------------
          Rent and Lease Expense                              $0.00
                                                          --------------
          Interest Expense                                 $131,583.33
                                                          --------------
          Insurance                                           $0.00
                                                          --------------
          Auto Expense                                        $0.00
                                                          --------------
          Utilities                                           $0.00
                                                          --------------
          Depreciation and Amortization                       $0.00
                                                          --------------
          Repairs and Maintenance                             $0.00
                                                          --------------
          Advertising                                         $0.00
                                                          --------------
          Supplies, Office Expenses, etc                      $0.00
                                                          --------------
(CONTINUED)


          Bad Debt                                            $0.00
                                                          --------------
          Miscellaneous Operating Expenses                    $49.88
                                                          --------------

                    Total Operating Expenses                             $131,633.21
                                                                        --------------
                            Total Expenses                                             $131,633.21
                                                                                      --------------
                            Net Gain/(Loss) from Business Operations                  ($131,633.21)
                                                                                      --------------

 B.  Not related to Business Operations
          Income
                    Interest Income                                         $0.00
                                                                        --------------
                    Other Non-Operationg Revenues                           $0.00
                                                                        --------------
                    Gross Proceeds on Sale of Assets          $0.00
                                                          --------------
                    Less: Original Cost of Assets plus
                        Expense of Sale                       $0.00
                                                          --------------
                            Net Gain/Loss on Sale of Assets                 $0.00
                                                                        --------------
                    Total Non-Operating Income                                            $0.00
                                                                                      --------------
          Expenses Not related to Business Operations
                    Legal and Professional Fees                           $81,250.00
                                                                        --------------
                    Other Non-Operationg Expenses                          $1,020.39
                                                                        --------------
                    Total Non-Operating Expenses                                       $82,270.39
                                                                                      --------------

                                                                                      --------------
NET INCOME/(LOSS) FOR PERIOD                                                          ($213,903.60)
                                                                                      ==============


2. Aging of accounts payable and accounts receivable (exclude pre-petition AP)

                                                ---------------  ---------------
                                                PAYABLES         RECEIVABLES
                                                ---------------  ---------------
                         Current Under 30       $            -   $            -
                                                ---------------  ---------------
                         Overdue 31-60 days     $            -   $            -
                                                ---------------  ---------------
                         Overdue 61-90 days     $            -   $            -
                                                ---------------  ---------------
                         Overdue 91-120 days    $            -   $            -
                                                ---------------  ---------------
                         Overdue Over 121 days  $            -   $            -
                                                ---------------  ---------------
                                  TOTAL         $            -   $            -
                                                ---------------  ---------------



3. Statement of Status of Payments to Secured Creditors and Lessors:

                                                                                     ---------------------------------
                                                                                     Post Petition Payments not Made *
----------------------------------------------------------------------------------------------------------------------
                                      Frequency of   Amount of Each
Creditor/Lessor                       Pymt           Payment          Next pymt Due        Number        Amounts
----------------------------------------------------------------------------------------------------------------------
NA
----------------------------------------------------------------------------------------------------------------------

* Explanation for non-payment:   The Company is in the process of negotiation lease buyouts


4. Tax liability

Gross payroll expenses for the period                    $           -
                                                         --------------

Gross sales for period subject to sales tax              $           -
                                                         --------------

                                          ----------------------------------------------------
                                                                             Post Petition
                                             Date Paid       Amount Paid    Taxes Still Owing
                                          ----------------------------------------------------
   Federal payroll and withholding taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
     State payroll and withholding taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
               State sales and use taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
                     Real property taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
                                   Total                     $         -    $          -
                                                             ---------------------------------



5.  Insurance Coverage

                                   --------------------------------------------------------------
                Insurance Coverage Carrier/Agent    Amount of   Policy Expiration    Premium Paid
                                      Name          Coverage          Date               Thru
                                   --------------------------------------------------------------
             Worker's Compensation Wasua            $  1,000,000      6/1/01            6/1/01
                                   --------------------------------------------------------------
                         Liability Federal Ins. Co  $  1,000,000      6/30/00           6/30/00
                                   --------------------------------------------------------------
          Fire & Extended Coverage Federal Ins. Co  $  1,000,000      6/30/00           6/30/00
                                   --------------------------------------------------------------
                          Property Federal Ins. Co  $ 23,000,000      6/30/00           6/30/00
                                   --------------------------------------------------------------
                             Theft Federal Ins. Co  $ 23,000,000      6/30/00           6/30/00
                                   --------------------------------------------------------------
                              Life None
                                   --------------------------------------------------------------
                          Vehicles Federal Ins. Co  $  1,000,000      6/30/00           6/30/00
                                   --------------------------------------------------------------
              Other: Mortgage Bond Lloys/AIG        $ 10,000,000      6/1/01            6/1/01
                                   --------------------------------------------------------------
            Directors and Officers Lloys/AIG        $ 10,000,000      7/29/00           7/29/00
                                   --------------------------------------------------------------
     Excess Directors and Officers Reliance Ins. Co $  5,000,000      7/29/00           7/29/00
                                   --------------------------------------------------------------
      Professional Liability (E&O) Lloys/AIG        $  5,000,000      7/29/00           7/29/00
                                   --------------------------------------------------------------

6. Questions

A. Has the debtor in possession provided compensation to any officer, director, shareholders or other principals without the approval of the Office of the United States Trustee?


                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------


B. Has the debtor in possession, subsequent to the filing of the petition, made payments on its pre-petition unsecured debt, except as have been authorized by the court?

                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------


7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

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Name of Professional        State Type of Professional        Total Post Petition Amount Unpaid
------------------------------------------------------------------------------------------------
Irell & Manella             Legal                             $  22,708.10
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8. Narrative Report of Significant Events out of the Ordinary Course of Business

See Attached Schedule


9.  Quarterly fees


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 Quarterly             Total       Quarterly      Date        Amount        Check       Quarterly
  Period           Disbursements      fee         Paid         Paid          No.        Fee still
  Ending          for the quarter                                                         Owing
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  3/31/00         $       -        $    250.00    5/5/00      $    250.00    1239       $       -
---------------------------------------------------------------------------------------------------



I, Francisco Nebot, President, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.



Dated: June 15, 2000  /s/ Francisco Nebot, President and Chief Financial Officer
                      ----------------------------------------------------------
                      Debtor in Possession

               RESPONSE TO QUESTION NO. 8 OF THE OPERATING REPORTS
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On March 23, 2000, First Alliance Mortgage Company, a California corporation, First Alliance Corporation, a Delaware corporation, First Alliance Mortgage Company, a Minnesota corporation and First Alliance Portfolio Services, Inc., a Nevada corporation ("Debtors") filed their respective Chapter 11 petitions.

The Debtors continued to operate their businesses pursuant to 11 U.S.C. 1107 and 1108 of the United States Bankruptcy Court.

During the month of May, the Debtors filed their Schedules and Statement of Affairs.

The Debtors also filed with the Court the following documents:

         1. In excess of 12 separate Applications to Employ Professionals on behalf of the Debtors;

         2. Several Complaints Pursuant to Section 105 of the Bankruptcy Code with respect to 15 State Court Actions Pending against employees, former employees, officers and directors and former officers and directors of the Debtors;

         3. Several Motions for Preliminary Injunctions and Temporary Restraining Orders with respect to 15 State Court Actions Pending against employees, former employees, officers and directors and former officers and directors of the Debtors; and

         4.       Oppositions to several Motions for Relief from Stay.